Third Point Reinsurance Ltd.

Financial Supplement
September 30, 2017

(UNAUDITED)

This financial supplement is for informational purposes only. It should be read in conjunction with documents filed with the Securities and Exchange Commission by Third Point Reinsurance Ltd., including the Company’s Quarterly Report on Form 10-Q.

Point House	Manoj Gupta - Head of Investor Relations and Business Development
3 Waterloo Lane	Tel: (441) 542-3333
Pembroke HM 08	Email: investorrelations@thirdpointre.bm
Bermuda	Website: www.thirdpointre.bm

Third Point Reinsurance Ltd.
Basis of Presentation and Non-GAAP Financial Measures:
Unless the context otherwise indicates or requires, as used in this financial supplement references to “we,” “our,” “us,” and the “Company,” refer to Third Point Reinsurance Ltd. and its directly and indirectly owned subsidiaries, including Third Point Reinsurance Company Ltd. (“Third Point Re BDA”) and Third Point Reinsurance (USA) Ltd. (“Third Point Re USA”), as a combined entity, except where otherwise stated or where it is clear that the terms mean only Third Point Reinsurance Ltd. exclusive of its subsidiaries. We have made rounding adjustments to reach some of the figures included in this financial supplement and, unless otherwise indicated, percentages presented in this financial supplement are approximate.
In presenting the Company’s results, management has included financial measures that are not calculated under standards or rules that comprise accounting principles generally accepted in the United States (GAAP). Such measures, including book value per share, diluted book value per share and return on beginning shareholders’ equity, are referred to as non-GAAP measures. These non-GAAP financial measures may be defined or calculated differently by other companies. Management believes these measures allow for a more complete understanding of the underlying business. These measures are used to monitor our results and should not be viewed as a substitute for those determined in accordance with GAAP. Reconciliations of such measures to the most comparable GAAP figures, if any, are included in the attached financial information in accordance with Regulation G.
Safe Harbor Statement Regarding Forward-Looking Statements:
This Financial Supplement includes “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995. Forward-looking statements are subject to known and unknown risks and uncertainties, many of which may be beyond the Company’s control. The Company cautions you that the forward-looking information presented in this press release is not a guarantee of future events, and that actual events may differ materially from those made in or suggested by the forward-looking information contained in this press release. In addition, forward-looking statements generally can be identified by the use of forward-looking terminology such as “may,” “plan,” “seek,” “comfortable with,” “will,” “expect,” “intend,” “estimate,” “anticipate,” “believe” or “continue” or the negative thereof or variations thereon or similar terminology. Actual events, results and outcomes may differ materially from our expectations due to a variety of known and unknown risks, uncertainties and other factors. Although it is not possible to identify all of these risks and factors, they include, among others, the following: (i) fluctuation in results of operations; (ii) more established competitors; (iii) losses exceeding reserves; (iv) downgrades or withdrawal of ratings by rating agencies; (v) dependence on key executives; (vi) dependence on letter of credit facilities that may not be available on commercially acceptable terms; (vii) dependence on financing available through our investment accounts to secure letters of credit and collateral for reinsurance contracts; (viii) potential inability to pay dividends; (ix) inability to service our indebtedness; (x) limited cash flow and liquidity due to our indebtedness; (xi) unavailability of capital in the future; (xii) fluctuations in market price of our common shares; (xiii) dependence on clients’ evaluations of risks associated with such clients’ insurance underwriting; (xiv) suspension or revocation of our reinsurance licenses; (xv) potentially being deemed an investment company under U.S. federal securities law; (xvi) potential characterization of Third Point Reinsurance Ltd. and/or Third Point Re BDA as a passive foreign investment company; (xvii) future strategic transactions such as acquisitions, dispositions, merger or joint ventures; (xviii) dependence on Third Point LLC to implement our investment strategy; (xix) termination by Third Point LLC of our investment management agreements; (xx) risks associated with our investment strategy being greater than those faced by competitors; (xxi) increased regulation or scrutiny of alternative investment advisers affecting our reputation; (xxii) Third Point Reinsurance Ltd. and/or Third Point Re BDA potentially becoming subject to U.S. federal income taxation, including as a result of the bill currently proposed in the U.S House of Representatives; (xxiii) potentially becoming subject to U.S. withholding and information reporting requirements under the Foreign Account Tax Compliance Act; (xxiv) changes in Bermuda or other law and regulation that may have an adverse impact on our operations; and (xxv) other risks and factors listed under “Risk Factors” in our most recent Annual Report on Form 10-K and other periodic and current disclosures filed with the Securities and Exchange Commission. All forward-looking statements speak only as of the date made and we undertake no obligation to update or revise publicly any forward-looking statements, whether as a result of new information, future events or otherwise.

Third Point Reinsurance Ltd.
Table of Contents

Key Performance Indicators
Key Performance Indicators	Page 3

Consolidated Financial Statements
Condensed Consolidated Balance Sheets - by Quarter	Page 4
Condensed Consolidated Statements of Income	Page 5
Condensed Consolidated Statements of Income (Loss) - by Quarter	Page 6

Operating Segment Information
Segment Reporting - Three months ended September 30, 2017 and 2016	Page 7
Segment Reporting - Nine months ended September 30, 2017 and 2016	Page 8
Property and Casualty Reinsurance Segment - by Quarter	Page 9
Corporate Function - by Quarter	Page 10
Gross Premiums Written by Lines and Type of Business - by Quarter	Page 11

Investments
Net Investments Managed by Third Point LLC - by Quarter	Page 12
Net Investment Return by Investment Strategy - by Quarter	Page 13

Other
General and Administrative Expenses - by Quarter	Page 14
Book Value per Share and Diluted Book Value per Share - by Quarter	Page 15
Earnings (Loss) per Share - by Quarter	Page 16
Return on Beginning Shareholders’ Equity - by Quarter	Page 17

Third Point Reinsurance Ltd.
Key Performance Indicators
September 30, 2017 and 2016
(expressed in thousands of U.S. dollars, except per share data and ratios)

	Three months ended		Nine months ended
	September 30, 2017	September 30, 2016	September 30, 2017	September 30, 2016

Key underwriting metrics for Property and Casualty Reinsurance segment:
Net underwriting loss (1)	$(12,565)	$(8,339)	$(33,326)	$(40,538)
Combined ratio (1)	111.9%	106.5%	108.0%	110.2%

Key investment return metrics:
Net investment income	$88,968	$88,356	$324,803	$134,592
Net investment return on investments managed by Third Point LLC	3.6%	4.0%	14.6%	6.0%

Key shareholders’ value creation metrics:
Book value per share (2) (3)	$15.90	$13.57	$15.90	$13.57
Diluted book value per share (2) (3)	$15.24	$13.16	$15.24	$13.16
Increase in diluted book value per share (2)	3.4%	5.2%	15.8%	5.4%
Return on beginning shareholders’ equity (2)	3.5%	5.2%	16.8%	5.4%
Invested asset leverage (3)	1.57	1.55	1.57	1.55

(1)	Refer to accompanying “Segment Reporting - Three and nine months ended September 30, 2017 and 2016” for a calculation of net underwriting loss and combined ratio.

(2)
Book value per share, diluted book value per share and return on beginning shareholders’ equity are non-GAAP financial measures. There are no comparable GAAP measures. Refer to accompanying “Book value per share and diluted book value per share - by Quarter” for calculation of basic and diluted book value per share and “Return on beginning shareholders’ equity - by Quarter” for calculation of return on beginning shareholders' equity.

(3)	Prior year comparatives represent amounts as of December 31, 2016.

Third Point Reinsurance Ltd.
Condensed Consolidated Balance Sheets - by Quarter
(expressed in thousands of U.S. dollars)

	September 30, 2017	June 30, 2017	March 31, 2017	December 31, 2016	September 30, 2016
Assets
Equity securities, trading, at fair value	$2,017,463	$1,941,170	$1,484,378	$1,506,854	$1,622,938
Debt securities, trading, at fair value	656,118	702,515	921,221	1,057,957	1,079,132
Other investments, at fair value	30,932	29,091	72,020	82,701	49,664
Total investments in securities	2,704,513	2,672,776	2,477,619	2,647,512	2,751,734
Cash and cash equivalents	6,434	8,255	11,829	9,951	20,982
Restricted cash and cash equivalents	477,362	372,068	334,813	298,940	365,451
Due from brokers	387,786	424,163	387,102	284,591	284,170
Derivative assets, at fair value	75,781	45,110	34,122	27,432	22,565
Interest and dividends receivable	4,210	3,947	8,003	6,505	11,756
Reinsurance balances receivable	478,206	472,570	421,034	381,951	448,450
Deferred acquisition costs, net	223,091	203,193	220,754	221,618	255,379
Other assets	11,464	14,648	14,079	17,144	17,101
Total assets	$4,368,847	$4,216,730	$3,909,355	$3,895,644	$4,177,588
Liabilities
Accounts payable and accrued expenses	$24,580	$17,929	$11,509	$10,321	$13,508
Reinsurance balances payable	54,654	65,456	51,173	43,171	47,713
Deposit liabilities	126,491	105,208	105,778	104,905	105,207
Unearned premium reserves	615,375	547,815	565,243	557,076	668,980
Loss and loss adjustment expense reserves	699,369	678,459	625,786	605,129	565,682
Securities sold, not yet purchased, at fair value	405,845	265,667	217,836	92,668	198,393
Securities sold under an agreement to repurchase	—	—	16,524	—	55,880
Due to brokers	602,230	777,179	639,320	899,601	894,856
Derivative liabilities, at fair value	17,280	11,949	10,839	16,050	11,472
Performance fee payable to related party	73,210	53,455	30,857	—	24,846
Interest and dividends payable	1,917	3,838	2,361	3,443	1,772
Senior notes payable, net of deferred costs	113,688	113,643	113,599	113,555	113,510
Total liabilities	2,734,639	2,640,598	2,390,825	2,445,919	2,701,819
Commitments and contingent liabilities
Redeemable noncontrolling interests in related party (1)	16,813	—	—	—	—
Shareholders’ equity
Preference shares	—	—	—	—	—
Common shares	10,738	10,733	10,718	10,650	10,638
Treasury shares	(48,253)	(48,253)	(26,273)	(7,389)	(7,389)
Additional paid-in capital	1,099,998	1,098,857	1,096,828	1,094,568	1,090,975
Retained earnings	549,671	494,986	420,408	316,222	362,915
Shareholders’ equity attributable to Third Point Re common shareholders	1,612,154	1,556,323	1,501,681	1,414,051	1,457,139
Noncontrolling interests in related party (1)	5,241	19,809	16,849	35,674	18,630
Total shareholders’ equity	1,617,395	1,576,132	1,518,530	1,449,725	1,475,769
Total liabilities, noncontrolling interests and shareholders' equity	$4,368,847	$4,216,730	$3,909,355	$3,895,644	$4,177,588

(1)
During the quarter ended September 30, 2017, the Company identified that a portion of its noncontrolling interest was redeemable.  This portion of the noncontrolling interests had previously been presented in noncontrolling interests in related party within shareholders’ equity when it should have been presented in the mezzanine section of the consolidated balance sheet as redeemable noncontrolling interests in related party.  As of December 31, 2016, $31.2 million of the noncontrolling interest in related party should have been presented in the mezzanine section of the consolidated balance sheet as redeemable noncontrolling interests in related party.  Although this impacted total shareholders’ equity, it did not impact shareholders’ equity attributable to Third Point Re common shareholders or retained earnings.  In addition, this change did not impact the condensed consolidated statements of income, earnings per share or condensed consolidated statement of cash flows.  The Company has evaluated the effect of the incorrect presentation, both qualitatively and quantitatively, and concluded that it did not have a material impact on, nor require amendment of, any previously filed annual or quarterly consolidated financial statements.

Third Point Reinsurance Ltd.
Condensed Consolidated Statements of Income
(expressed in thousands of U.S. dollars, except share and per share data)

	Three months ended		Nine months ended
	September 30, 2017	September 30, 2016	September 30, 2017	September 30, 2016
Revenues
Gross premiums written	$174,539	$142,573	$477,457	$536,595
Gross premiums ceded	—	(927)	(2,550)	(2,352)
Net premiums written	174,539	141,646	474,907	534,243
Change in net unearned premium reserves	(68,564)	(13,463)	(57,365)	(136,136)
Net premiums earned	105,975	128,183	417,542	398,107
Net investment income before management and performance fees to related parties	119,516	121,208	427,982	191,084
Management and performance fees to related parties	(30,548)	(32,852)	(103,179)	(56,492)
Net investment income	88,968	88,356	324,803	134,592
Total revenues	194,943	216,539	742,345	532,699
Expenses
Loss and loss adjustment expenses incurred, net	77,275	85,015	270,549	273,822
Acquisition costs, net	33,974	45,127	157,067	145,296
General and administrative expenses	13,218	12,354	38,804	33,885
Other expenses	3,846	347	8,852	6,226
Interest expense	2,074	2,069	6,151	6,163
Foreign exchange (gains) losses	5,437	(3,905)	10,233	(14,359)
Total expenses	135,824	141,007	491,656	451,033
Income before income tax expense	59,119	75,532	250,689	81,666
Income tax expense	(3,475)	(2,484)	(14,080)	(5,865)
Net income	55,644	73,048	236,609	75,801
Net income attributable to noncontrolling interests in related party	(959)	(967)	(3,160)	(1,473)
Net income available to Third Point Re common shareholders	$54,685	$72,081	$233,449	$74,328
Earnings per share available to Third Point Re common shareholders
Basic earnings per share available to Third Point Re common shareholders (1)	$0.54	$0.69	$2.27	$0.71
Diluted earnings per share available to Third Point Re common shareholders (1)	$0.52	$0.68	$2.22	$0.70
Weighted average number of common shares used in the determination of earnings per common share
Basic	101,391,145	103,780,196	102,553,346	104,055,946
Diluted	104,679,574	105,795,313	105,040,251	105,590,668

(1)
Basic earnings (loss) per share is based on the weighted average number of common shares and participating securities outstanding during the period. The weighted average number of common shares excludes any dilutive effect of outstanding warrants, options and unvested restricted shares. Diluted earnings (loss) per share is based on the weighted average number of common shares and participating securities outstanding and includes any dilutive effects of warrants, options and unvested restricted shares under share plans and are determined using the treasury stock method. U.S. GAAP requires that unvested share awards that contain non-forfeitable rights to dividends or dividend equivalents, whether paid or unpaid (referred to as “participating securities”), be treated in the same manner as outstanding shares for earnings per share calculations. The Company treats certain of its unvested restricted shares as participating securities. In the event of a net loss, all participating securities, outstanding warrants, options and restricted shares are excluded from both basic and diluted loss per share since their inclusion would be anti-dilutive.

Third Point Reinsurance Ltd.
Condensed Consolidated Statements of Income (Loss) - by Quarter
(expressed in thousands of U.S. dollars, except share and per share data)

	Three Months Ended
	September 30, 2017	June 30, 2017	March 31, 2017	December 31, 2016	September 30, 2016
Revenues
Gross premiums written	$174,539	$156,564	$146,354	$80,779	$142,573
Gross premiums ceded	—	(1,425)	(1,125)	27	(927)
Net premiums written	174,539	155,139	145,229	80,806	141,646
Change in net unearned premium reserves	(68,564)	18,419	(7,220)	111,277	(13,463)
Net premiums earned	105,975	173,558	138,009	192,083	128,183
Net investment income (loss) before management and performance fees to related parties	119,516	140,631	167,835	(32,552)	121,208
Management and performance fees to related parties	(30,548)	(33,306)	(39,325)	(3,215)	(32,852)
Net investment income (loss)	88,968	107,325	128,510	(35,767)	88,356
Total revenues	194,943	280,883	266,519	156,316	216,539
Expenses
Loss and loss adjustment expenses incurred, net	77,275	107,379	85,895	122,110	85,015
Acquisition costs, net	33,974	68,641	54,452	76,854	45,127
General and administrative expenses	13,218	15,014	10,572	5,482	12,354
Other expenses	3,846	2,105	2,901	2,161	347
Interest expense	2,074	2,051	2,026	2,068	2,069
Foreign exchange (gains) losses	5,437	4,781	15	(5,162)	(3,905)
Total expenses	135,824	199,971	155,861	203,513	141,007
Income (loss) before income tax (expense) benefit	59,119	80,912	110,658	(47,197)	75,532
Income tax (expense) benefit	(3,475)	(5,307)	(5,298)	272	(2,484)
Net income (loss)	55,644	75,605	105,360	(46,925)	73,048
Net income (loss) attributable to noncontrolling interests in related party	(959)	(1,027)	(1,174)	232	(967)
Net income (loss) available (attributable) to Third Point Re common shareholders	$54,685	$74,578	$104,186	$(46,693)	$72,081
Earnings (loss) per share available (attributable) to Third Point Re common shareholders
Basic earnings (loss) per share available (attributable) to Third Point Re common shareholders (1)	$0.54	$0.73	$1.00	$(0.45)	$0.69
Diluted earnings (loss) per share available (attributable) to Third Point Re common shareholders (1)	$0.52	$0.71	$0.98	$(0.45)	$0.68
Weighted average number of common shares used in the determination of earnings (loss) per common share
Basic	101,391,145	102,283,844	104,013,871	104,072,283	103,780,196
Diluted	104,679,574	104,569,226	105,701,599	104,072,283	105,795,313

(1) Basic earnings (loss) per share is based on the weighted average number of common shares and participating securities outstanding during the period. The weighted average number of common shares excludes any dilutive effect of outstanding warrants, options and unvested restricted shares. Diluted earnings (loss) per share is based on the weighted average number of common shares and participating securities outstanding and includes any dilutive effects of warrants, options and unvested restricted shares under share plans and are determined using the treasury stock method. U.S. GAAP requires that unvested share awards that contain non-forfeitable rights to dividends or dividend equivalents, whether paid or unpaid (referred to as “participating securities”), be treated in the same manner as outstanding shares for earnings per share calculations. The Company treats certain of its unvested restricted shares as participating securities. In the event of a net loss, all participating securities, outstanding warrants, options and restricted shares are excluded from both basic and diluted loss per share since their inclusion would be anti-dilutive.

Third Point Reinsurance Ltd.
Segment Reporting - Three months ended September 30, 2017 and 2016
(expressed in thousands of U.S. dollars)

	Three months ended September 30, 2017			Three months ended September 30, 2016
	Property and Casualty Reinsurance	Corporate	Total	Property and Casualty Reinsurance	Corporate	Total
Revenues
Gross premiums written	$174,539	$—	$174,539	$142,573	$—	$142,573
Gross premiums ceded	—	—	—	(927)	—	(927)
Net premiums written	174,539	—	174,539	141,646	—	141,646
Change in net unearned premium reserves	(68,564)	—	(68,564)	(13,463)	—	(13,463)
Net premiums earned	105,975	—	105,975	128,183	—	128,183
Expenses
Loss and loss adjustment expenses incurred, net	77,275	—	77,275	85,015	—	85,015
Acquisition costs, net	33,974	—	33,974	45,127	—	45,127
General and administrative expenses	7,291	5,927	13,218	6,380	5,974	12,354
Total expenses	118,540	5,927	124,467	136,522	5,974	142,496
Net underwriting loss	(12,565)	n/a	n/a	(8,339)	n/a	n/a
Net investment income	26,531	62,437	88,968	22,031	66,325	88,356
Other expenses	(3,846)	—	(3,846)	(347)	—	(347)
Interest expense	—	(2,074)	(2,074)	—	(2,069)	(2,069)
Foreign exchange gains (losses)	—	(5,437)	(5,437)	—	3,905	3,905
Income tax expense	—	(3,475)	(3,475)	—	(2,484)	(2,484)
Net income attributable to noncontrolling interests in related party	—	(959)	(959)	—	(967)	(967)
Segment income	$10,120	$44,565		$13,345	$58,736
Net income available to Third Point Re common shareholders			$54,685			$72,081

Property and Casualty Reinsurance - Underwriting Ratios (1):
Loss ratio	72.9%			66.3%
Acquisition cost ratio	32.1%			35.2%
Composite ratio	105.0%			101.5%
General and administrative expense ratio	6.9%			5.0%
Combined ratio	111.9%			106.5%

(1)	Underwriting ratios are calculated by dividing the related expense by net premiums earned.

Third Point Reinsurance Ltd.
Segment Reporting - Nine months ended September 30, 2017 and 2016
(expressed in thousands of U.S. dollars)

	Nine months ended September 30, 2017			Nine months ended September 30, 2016
	Property and Casualty Reinsurance	Corporate	Total	Property and Casualty Reinsurance	Corporate	Total
Revenues
Gross premiums written	$477,457	$—	$477,457	$536,595	$—	$536,595
Gross premiums ceded	(2,550)	—	(2,550)	(2,352)	—	(2,352)
Net premiums written	474,907	—	474,907	534,243	—	534,243
Change in net unearned premium reserves	(57,365)	—	(57,365)	(136,136)	—	(136,136)
Net premiums earned	417,542	—	417,542	398,107	—	398,107
Expenses
Loss and loss adjustment expenses incurred, net	270,549	—	270,549	273,822	—	273,822
Acquisition costs, net	157,067	—	157,067	145,296	—	145,296
General and administrative expenses	23,252	15,552	38,804	19,527	14,358	33,885
Total expenses	450,868	15,552	466,420	438,645	14,358	453,003
Net underwriting loss	(33,326)	n/a	n/a	(40,538)	n/a	n/a
Net investment income	93,857	230,946	324,803	32,868	101,724	134,592
Other expenses	(8,852)	—	(8,852)	(6,226)	—	(6,226)
Interest expense	—	(6,151)	(6,151)	—	(6,163)	(6,163)
Foreign exchange gains (losses)	—	(10,233)	(10,233)	—	14,359	14,359
Income tax expense	—	(14,080)	(14,080)	—	(5,865)	(5,865)
Net income attributable to noncontrolling interests in related party	—	(3,160)	(3,160)	—	(1,473)	(1,473)
Segment income (loss)	$51,679	$181,770		$(13,896)	$88,224
Net income available to Third Point Re common shareholders			$233,449			$74,328

Property and Casualty Reinsurance - Underwriting Ratios (1):
Loss ratio	64.8%			68.8%
Acquisition cost ratio	37.6%			36.5%
Composite ratio	102.4%			105.3%
General and administrative expense ratio	5.6%			4.9%
Combined ratio	108.0%			110.2%

(1)	Underwriting ratios are calculated by dividing the related expense by net premiums earned.

Third Point Reinsurance Ltd.
Property and Casualty Reinsurance Segment - by Quarter
(expressed in thousands of U.S. dollars)

	Three Months Ended
	September 30, 2017	June 30, 2017	March 31, 2017	December 31, 2016	September 30, 2016
Revenues
Gross premiums written	$174,539	$156,564	$146,354	$80,779	$142,573
Gross premiums ceded	—	(1,425)	(1,125)	27	(927)
Net premiums written	174,539	155,139	145,229	80,806	141,646
Change in net unearned premium reserves	(68,564)	18,419	(7,220)	111,277	(13,463)
Net premiums earned	105,975	173,558	138,009	192,083	128,183
Expenses
Loss and loss adjustment expenses incurred, net	77,275	107,379	85,895	122,110	85,015
Acquisition costs, net	33,974	68,641	54,452	76,854	45,127
General and administrative expenses	7,291	9,649	6,312	2,633	6,380
Total expenses	118,540	185,669	146,659	201,597	136,522
Net underwriting loss	(12,565)	(12,111)	(8,650)	(9,514)	(8,339)
Net investment income (loss)	26,531	31,206	36,120	(15,937)	22,031
Other expenses	(3,846)	(2,105)	(2,901)	(2,161)	(347)
Segment income (loss)	$10,120	$16,990	$24,569	$(27,612)	$13,345

Underwriting ratios (1)
Loss ratio	72.9%	61.9%	62.2%	63.6%	66.3%
Acquisition cost ratio	32.1%	39.5%	39.5%	40.0%	35.2%
Composite ratio	105.0%	101.4%	101.7%	103.6%	101.5%
General and administrative expense ratio	6.9%	5.6%	4.6%	1.4%	5.0%
Combined ratio	111.9%	107.0%	106.3%	105.0%	106.5%

(1)	Underwriting ratios are calculated by dividing the related expense by net premiums earned.

Third Point Reinsurance Ltd.
Corporate Function - by Quarter
(expressed in thousands of U.S. dollars)

	Three Months Ended
	September 30, 2017	June 30, 2017	March 31, 2017	December 31, 2016	September 30, 2016
Revenues
Gross premiums written	$—	$—	$—	$—	$—
Gross premiums ceded	—	—	—	—	—
Net premiums written	—	—	—	—	—
Change in net unearned premium reserves	—	—	—	—	—
Net premiums earned	—	—	—	—	—
Expenses
Loss and loss adjustment expenses incurred, net	—	—	—	—	—
Acquisition costs, net	—	—	—	—	—
General and administrative expenses	5,927	5,365	4,260	2,849	5,974
Total expenses	5,927	5,365	4,260	2,849	5,974
Net investment income (loss)	62,437	76,119	92,390	(19,830)	66,325
Interest expense	(2,074)	(2,051)	(2,026)	(2,068)	(2,069)
Foreign exchange gains	(5,437)	(4,781)	(15)	5,162	3,905
Income tax (expense) benefit	(3,475)	(5,307)	(5,298)	272	(2,484)
Net (income) loss attributable to noncontrolling interests in related party	(959)	(1,027)	(1,174)	232	(967)
Segment income (loss)	$44,565	$57,588	$79,617	$(19,081)	$58,736

Third Point Reinsurance Ltd.
Gross Premiums Written by Lines and Type of Business - by Quarter
(expressed in thousands of U.S. dollars)

	Three Months Ended
	September 30, 2017	June 30, 2017	March 31, 2017	December 31, 2016	September 30, 2016
Line and Type of Business
Property	$(3)	$(8,827)	$12	$34,620	$56,632

Workers Compensation	19,688	6,520	5,991	(1,690)	6,153
Auto	7,980	112,547	20,239	6,065	7,350
General Liability	111,300	(2,927)	60,426	18,672	—
Professional Liability	22,142	2,000	549	2,857	13,137
Casualty	161,110	118,140	87,205	25,904	26,640

Credit & Financial Lines	6,033	(906)	19,711	13,177	58,896
Multi-line	949	27,085	39,426	6,691	405
Other Specialty	6,450	21,072	—	387	—
Specialty	13,432	47,251	59,137	20,255	59,301

Total property and casualty reinsurance segment	$174,539	$156,564	$146,354	$80,779	$142,573

Prospective	$172,856	$72,687	$146,354	$80,779	$142,573
Retroactive (1)	1,683	83,877	—	—	—
	$174,539	$156,564	$146,354	$80,779	$142,573
(1) Includes all retroactive exposure in reinsurance contracts.

Third Point Reinsurance Ltd.
Net Investments Managed by Third Point LLC - by Quarter
(expressed in thousands of U.S. dollars)

	September 30, 2017	June 30, 2017	March 31, 2017	December 31, 2016	September 30, 2016
Assets
Total investments in securities	$2,703,605	$2,671,218	$2,451,029	$2,619,839	$2,724,518
Cash and cash equivalents	449	10	6	5	11
Restricted cash and cash equivalents	477,362	372,068	334,813	298,940	365,451
Due from brokers	387,786	424,163	387,102	284,591	284,170
Derivative assets	75,781	45,110	34,122	27,432	22,565
Interest and dividends receivable	4,210	3,947	8,003	6,505	11,756
Total assets	$3,649,193	$3,516,516	$3,215,075	$3,237,312	$3,408,471
Liabilities and noncontrolling interests in related party
Accounts payable and accrued expenses	$2,674	$2,107	$1,889	$1,374	$783
Securities sold, not yet purchased	405,845	265,667	217,836	92,668	198,393
Securities sold under an agreement to repurchase	—	—	16,524	—	55,880
Due to brokers	602,230	777,179	639,320	899,601	894,856
Derivative liabilities	17,280	11,949	10,839	16,050	11,472
Performance fee payable to related party	73,210	53,455	30,857	—	24,846
Interest and dividends payable	891	817	1,347	386	737
Total noncontrolling interests in related party	22,054	19,809	16,849	35,674	18,630
Total liabilities and noncontrolling interests in related party	1,124,184	1,130,983	935,461	1,045,753	1,205,597
Total net investments managed by Third Point LLC	$2,525,009	$2,385,533	$2,279,614	$2,191,559	$2,202,874

Net investments - Capital	$1,794,411	$1,737,638	$1,666,924	$1,595,874	$1,620,441
Net investments - Float	730,598	647,895	612,690	595,685	582,433
Total net investments managed by Third Point LLC	$2,525,009	$2,385,533	$2,279,614	$2,191,559	$2,202,874

Third Point Reinsurance Ltd.
Net Investment Return by Investment Strategy - by Quarter

Summary of net investment return on investments managed by Third Point LLC	September 30, 2017	June 30, 2017	March 31, 2017	December 31, 2016	September 30, 2016

Long
Equity	3.5%	6.5%	6.4%	(2.1)%	4.1%
Credit	0.5%	(0.3)%	0.4%	(0.1)%	2.1%
Other	0.9%	0.2%	0.8%	0.3%	0.2%
	4.9%	6.4%	7.6%	(1.9)%	6.4%

Short
Equity	(0.9)%	(1.1)%	(1.2)%	(0.5)%	(2.2)%
Credit	(0.1)%	(0.3)%	(0.2)%	0.3%	(0.1)%
Other	(0.3)%	(0.5)%	(0.4)%	0.4%	(0.1)%
	(1.3)%	(1.9)%	(1.8)%	0.2%	(2.4)%

Net
Equity	2.6%	5.4%	5.2%	(2.6)%	1.9%
Credit	0.4%	(0.6)%	0.2%	0.2%	2.0%
Other	0.6%	(0.3)%	0.4%	0.7%	0.1%
	3.6%	4.5%	5.8%	(1.7)%	4.0%

Third Point Reinsurance Ltd.
General and Administrative Expenses - by Quarter
(expressed in thousands of U.S. dollars)

	September 30, 2017	June 30, 2017	March 31, 2017	December 31, 2016	September 30, 2016
Payroll and related	$9,613	$10,515	$5,283	$(182)	$7,259
Share compensation expenses	640	1,544	1,830	2,342	1,894
Legal and accounting	1,040	1,033	1,038	1,421	1,069
Travel and entertainment	532	727	737	768	417
IT related	329	82	585	66	472
Occupancy	265	259	256	251	267
Corporate insurance	196	212	226	211	220
Board of director and related	175	150	177	146	166
Credit facility fees	112	110	24	103	266
Other general and administrative expenses	316	382	416	356	324
	$13,218	$15,014	$10,572	$5,482	$12,354

Third Point Reinsurance Ltd.
Book Value per Share and Diluted Book Value per Share - by Quarter
(expressed in thousands of U.S. dollars)

	September 30, 2017	June 30, 2017	March 31, 2017	December 31, 2016	September 30, 2016
Basic and diluted book value per share numerator:
Shareholders’ equity attributable to Third Point Re common shareholders	1,612,154	1,556,323	1,501,681	1,414,051	1,457,139
Effect of dilutive warrants issued to founders and an advisor	46,512	46,512	46,512	46,512	46,512
Effect of dilutive stock options issued to directors and employees	54,572	51,930	52,430	52,930	54,189
Diluted book value per share numerator:	$1,713,238	$1,654,765	$1,600,623	$1,513,493	$1,557,840
Basic and diluted book value per share denominator:
Issued and outstanding shares, net of treasury shares	101,399,735	101,339,828	103,050,620	104,173,748	104,000,129
Effect of dilutive warrants issued to founders and an advisor	4,651,163	4,651,163	4,651,163	4,651,163	4,651,163
Effect of dilutive stock options issued to directors and employees	5,332,833	5,174,333	5,224,333	5,274,333	5,400,240
Effect of dilutive restricted shares issued to directors and employees	1,061,412	1,127,928	1,103,140	878,529	937,377
Diluted book value per share denominator:	112,445,143	112,293,252	114,029,256	114,977,773	114,988,909

Basic book value per share (1)	$15.90	$15.36	$14.57	$13.57	$14.01
Diluted book value per share (1)	$15.24	$14.74	$14.04	$13.16	$13.55

Increase (decrease) in diluted book value per share	3.4%	5.0%	6.7%	(2.9)%	5.2%

(1)
Book value per share and diluted book value per share are non-GAAP financial measures and there are no comparable GAAP measures. Book value per share is calculated by dividing shareholders’ equity attributable to Third Point Re common shareholders by the number of issued and outstanding shares at period end, net of treasury shares. Diluted book value per share represents book value per share combined with the impact from dilution of all in-the-money share options issued, warrants and unvested restricted shares outstanding as of any period end. For unvested restricted shares with a performance condition, we include the unvested restricted shares for which we consider vesting to be probable. Change in book value per share is calculated by taking the change in book value per share divided by the beginning of period book value per share. Change in diluted book value per share is calculated by taking the change in diluted book value per share divided by the beginning of period diluted book value per share. We believe that long-term growth in diluted book value per share is the most important measure of our financial performance because it allows our management and investors to track over time the value created by the retention of earnings. In addition, we believe this metric is used by investors because it provides a basis for comparison with other companies in our industry that also report a similar measure.

Third Point Reinsurance Ltd.
Earnings (Loss) per Share - by Quarter
(expressed in thousands of U.S. dollars)

	September 30, 2017	June 30, 2017	March 31, 2017	December 31, 2016	September 30, 2016
Weighted-average number of common shares outstanding:
Basic number of common shares outstanding, net of treasury shares	101,391,145	102,283,844	104,013,871	104,072,283	103,780,196
Dilutive effect of options	1,536,419	1,084,217	781,568	—	940,627
Dilutive effect of warrants	1,416,696	988,830	722,816	—	912,286
Dilutive effect of restricted shares with service and performance condition	335,314	212,335	183,344	—	162,204
Diluted number of common shares outstanding	104,679,574	104,569,226	105,701,599	104,072,283	105,795,313

Basic earnings (loss) per common share:
Net income (loss) available to Third Point Re common shareholders	$54,685	$74,578	$104,186	$(46,693)	$72,081
Net income allocated to Third Point Re participating common shareholders	(55)	(71)	(139)	—	(241)
Net income (loss) allocated to Third Point Re common shareholders	$54,630	$74,507	$104,047	$(46,693)	$71,840

Basic earnings (loss) per share available to Third Point Re common shareholders (1)	$0.54	$0.73	$1.00	$(0.45)	$0.69

Diluted earnings (loss) per common share:
Net income (loss) available to Third Point Re common shareholders	$54,685	$74,578	$104,186	$(46,693)	$72,081
Net income allocated to Third Point Re participating common shareholders	(53)	(69)	(136)	—	(237)
Net income allocated to Third Point Re common shareholders	$54,632	$74,509	$104,050	$(46,693)	$71,844

Diluted earnings (loss) per share available to Third Point Re common shareholders(1)	$0.52	$0.71	$0.98	$(0.45)	$0.68

(1)
Basic earnings (loss) per share is based on the weighted average number of common shares and participating securities outstanding during the period. The weighted average number of common shares excludes any dilutive effect of outstanding warrants, options and unvested restricted shares. Diluted earnings (loss) per share is based on the weighted average number of common shares and participating securities outstanding and includes any dilutive effects of warrants, options and unvested restricted shares under share plans and are determined using the treasury stock method. U.S. GAAP requires that unvested share awards that contain non-forfeitable rights to dividends or dividend equivalents, whether paid or unpaid (referred to as “participating securities”), be treated in the same manner as outstanding shares for earnings per share calculations. The Company treats certain of its unvested restricted shares as participating securities. In the event of a net loss, all participating securities, outstanding warrants, options and restricted shares are excluded from both basic and diluted loss per share since their inclusion would be anti-dilutive.

Third Point Reinsurance Ltd.
Return on Beginning Shareholders’ Equity - by Quarter
(expressed in thousands of U.S. dollars)

	September 30, 2017	June 30, 2017	March 31, 2017	December 31, 2016	September 30, 2016
Net income (loss) available to Third Point Re common shareholders	$54,685	$74,578	$104,186	$(46,693)	$72,081
Shareholders’ equity attributable to Third Point Re common shareholders - beginning of period	1,556,323	1,501,681	1,414,051	1,457,139	1,380,332
Impact of weighting related to shareholders’ equity from shares repurchased	—	(9,863)	(5,038)	—	—
Adjusted shareholders’ equity attributable to Third Point Re common shareholders - beginning of period	$1,556,323	$1,491,818	$1,409,013	$1,457,139	$1,380,332
Return on beginning shareholders’ equity attributable to Third Point Re common shareholders (1)	3.5%	5.0%	7.4%	(3.2)%	5.2%

(1)
Return on beginning shareholders’ equity as presented is a non-GAAP financial measure. Return on beginning shareholders’ equity is calculated by dividing net income by the beginning shareholders’ equity attributable to shareholders. We believe this metric is used by investors to supplement measures of our profitability. We have also adjusted the beginning shareholders’ equity for the impact of the shares repurchased on a weighted average basis. This adjustment increased the stated returns on beginning shareholders’ equity.